Exhibit 99.1

Summary of Changes to the Company's Segments
Effective August 31, 2017, pursuant to the merger of equals transaction contemplated by the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017 (the "Merger Agreement"), The Dow Chemical Company ("Dow") and E. I. du Pont de Nemours and Company ("DuPont") each merged with wholly owned subsidiaries of DowDuPont Inc. ("DowDuPont" or the "Company") (the "Mergers") and, as a result of the Mergers, Dow and DuPont became subsidiaries of DowDuPont (collectively, the "Merger"). DowDuPont intends to pursue, subject to the receipt of approval by the board of directors of DowDuPont and customary closing conditions, the separation of DowDuPont's agriculture, materials science and specialty products businesses in one or more tax-efficient transactions ("Intended Business Separations").
Beginning in the third quarter of 2018, DowDuPont realigned the following joint ventures, global businesses and product lines in preparation for the Intended Business Separations:

•
Realignment of the HSC Group joint ventures (DC HSC Holdings LLC and Hemlock Semiconductor L.L.C) from the Consumer Solutions global business in the Performance Materials & Coatings reportable segment to the Electronics & Imaging reportable segment.

•
Realignment of certain cellulosics product lines from the Nutrition & Health operating segment in the Nutrition & Biosciences reportable segment to the Consumer Solutions global business in the Performance Materials & Coatings reportable segment.

•	Certain roofing products were realigned from the Building Solutions product line in the Safety & Construction reportable segment to Corporate.

•	Realignment of the previously divested Epoxy and Chlorinated Organics global businesses from the Industrial Intermediates & Infrastructure reportable segment to Corporate.

•	In addition, the following realignments within the Industrial Intermediates & Infrastructure reportable segment were made, which had no effect on the segment results:

–	The Construction Chemicals global business was combined with the Polyurethanes & CAV global business.

–	Certain product lines associated with the oil and gas industry were realigned from the Industrial Solutions global business to the Polyurethanes & CAV global business.

Unaudited Pro Forma Historical Segment Information
In order to provide the most meaningful comparison of historical results by segment, supplemental unaudited pro forma historical segment information has been included herein. The unaudited pro forma historical segment information is based on the historical consolidated financial statements and accompanying notes of both Dow and DuPont and has been prepared to illustrate the effects of the Merger, assuming the Merger had been consummated on January 1, 2016. In periods containing results prior to the Merger, pro forma adjustments have been made for (1) the preliminary purchase accounting impact, (2) accounting policy alignment, (3) the elimination of the effect of events that are directly attributable to the Merger Agreement (e.g., one-time transaction costs), (4) the elimination of the impact of transactions between Dow and DuPont, and (5) the elimination of the effect of consummated divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. The unaudited pro forma historical segment information was based on and should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Dow and DuPont Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K for applicable periods. The pro forma financial information was prepared in accordance with Article 11 of Regulation S-X. Results for the three months ended December 31, 2017, March 31, 2018, and June 30, 2018, and the six months ended June 30, 2018, are presented on a U.S. GAAP basis.

The unaudited pro forma historical segment information has been presented for informational purposes only and is not necessarily indicative of what DowDuPont's results of operations actually would have been had the Merger been completed as of January 1, 2016, nor is it indicative of the future operating results of DowDuPont. The unaudited pro forma historical segment information does not reflect restructuring or integration activities or other costs following the Merger that may be incurred to achieve cost or growth synergies of DowDuPont. For further information on the unaudited pro forma financial statements, please refer to the Company's Current Report on Form 8-K/A dated October 26, 2017 and Current Report on Form 8-K dated October 26, 2017.

Non-GAAP Financial Measures
This 8-K includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures include Operating EBITDA and pro forma operating EBITDA. Operating EBITDA is defined as earnings (i.e., "Income from continuing operations before income taxes") before interest, depreciation, amortization and foreign exchange gains (losses), excluding the impact of significant items. Pro forma operating EBITDA is defined as pro forma earnings (i.e., "Pro Forma income from continuing operations before income taxes") before interest, depreciation, amortization and foreign exchange gains (losses), excluding the impact of significant items. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company's segments, including allocating resources. DowDuPont's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations for these non-GAAP measures to U.S. GAAP are provided on page 8.

DowDuPont Inc.
Selected Segment Information
(Unaudited)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended		Six Months Ended
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Jun 30, 2018
In millions	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	As Reported	Pro Forma	As Reported	As Reported	As Reported
Net sales by segment
Agriculture	$5,042	$4,356	$1,998	$2,664	$14,060	$5,049	$4,595	$1,911	$2,787	$14,342	$3,808	$5,730	$9,538
Performance Materials & Coatings	961	1,446	2,054	1,928	6,389	2,070	2,261	2,227	2,210	8,768	2,304	2,599	4,903
Industrial Intermediates & Infrastructure	2,570	2,675	2,769	2,806	10,820	2,847	3,013	3,226	3,554	12,640	3,715	3,885	7,600
Packaging & Specialty Plastics	4,503	5,063	5,070	5,212	19,848	5,382	5,428	5,490	6,092	22,392	6,010	6,099	12,109
Electronics & Imaging	918	1,028	1,138	1,182	4,266	1,164	1,221	1,197	1,193	4,775	1,153	1,203	2,356
Nutrition & Biosciences	1,397	1,434	1,462	1,443	5,736	1,417	1,488	1,466	1,581	5,952	1,720	1,775	3,495
Transportation & Advanced Polymers	1,011	1,118	1,187	1,181	4,497	1,251	1,284	1,299	1,297	5,131	1,425	1,468	2,893
Safety & Construction	1,189	1,321	1,238	1,236	4,984	1,213	1,329	1,310	1,290	5,142	1,299	1,411	2,710
Corporate	69	68	75	82	294	74	98	159	62	393	76	75	151
Total	$17,660	$18,509	$16,991	$17,734	$70,894	$20,467	$20,717	$18,285	$20,066	$79,535	$21,510	$24,245	$45,755
Operating EBITDA [1] by segment
Agriculture	$1,392	$1,002	$(172)	$100	$2,322	$1,461	$1,165	$(239)	$224	$2,611	$891	$1,685	$2,576
Performance Materials & Coatings	169	296	326	224	1,015	404	510	460	400	1,774	586	535	1,121
Industrial Intermediates & Infrastructure	416	368	400	491	1,675	511	418	676	677	2,282	654	682	1,336
Packaging & Specialty Plastics	1,105	1,365	1,386	1,273	5,129	1,114	1,163	1,147	1,274	4,698	1,301	1,330	2,631
Electronics & Imaging	228	301	361	498	1,388	407	441	411	581	1,840	398	407	805
Nutrition & Biosciences	302	295	320	310	1,227	315	317	312	352	1,296	418	433	851
Transportation & Advanced Polymers	217	248	302	276	1,043	321	308	325	365	1,319	437	446	883
Safety & Construction	316	306	284	227	1,133	292	263	353	286	1,194	354	341	695
Corporate	(196)	(223)	(185)	(214)	(818)	(211)	(192)	(224)	(221)	(848)	(168)	(183)	(351)
Total	$3,949	$3,958	$3,022	$3,185	$14,114	$4,614	$4,393	$3,221	$3,938	$16,166	$4,871	$5,676	$10,547
Equity in earnings (losses) [2] of nonconsolidated affiliates by segment
Agriculture	$(3)	$3	$(3)	$13	$10	$4	$(1)	$(12)	$4	$(5)	$(1)	$3	$2
Performance Materials & Coatings	51	26	12	9	98	12	10	9	9	40	—	1	1
Industrial Intermediates & Infrastructure	(31)	(11)	(7)	31	(18)	73	(13)	41	71	172	149	96	245
Packaging & Specialty Plastics	—	48	44	64	156	32	37	66	59	194	59	108	167
Electronics & Imaging	17	39	28	171	255	85	37	36	217	375	48	41	89
Nutrition & Biosciences	3	6	5	5	19	6	5	5	3	19	3	5	8
Transportation & Advanced Polymers	3	4	3	—	10	—	6	4	(3)	7	3	1	4
Safety & Construction	6	7	8	4	25	6	5	4	3	18	5	8	13
Corporate	(3)	(18)	(4)	(14)	(39)	(10)	(13)	8	(1)	(16)	(9)	(13)	(22)
Total	$43	$104	$86	$283	$516	$208	$73	$161	$362	$804	$257	$250	$507

1.
The Company uses Operating EBITDA for the three months ended December 31, 2017 and March 31, 2018 and the three and six months ended June 30, 2018, and pro forma Operating EBITDA for all other periods presented. The Company defines Operating EBITDA as earnings (i.e., “Income from continuing operations before income taxes") before interest, depreciation, amortization and foreign exchange gains (losses), excluding the impact of significant items. Pro forma Operating EBITDA is defined as pro forma earnings (i.e., pro forma “Income from continuing operations before income taxes") before interest, depreciation, amortization and foreign exchange gains (losses), excluding the impact of adjusted significant items.

2.	Does not exclude the impact of significant items.

DowDuPont Inc.
Reconciliation of Non-GAAP Measures and Significant Items
(Unaudited)

Reconciliation of "Income from continuing operations, net of tax" to "Operating EBITDA"	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended		Six Months Ended
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Jun 30, 2018
In millions	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	As Reported	Pro Forma	As Reported	As Reported	As Reported
Income from continuing operations, net of tax	$1,191	$3,968	$599	$37	$5,795	$1,929	$1,883	$259	$(1,159)	$2,912	$1,153	$1,803	$2,956
+ Provision (credit) for income taxes on continuing operations	192	318	101	(323)	288	281	440	392	(1,715)	(602)	389	565	954
Income (loss) from continuing operations before income taxes	$1,383	$4,286	$700	$(286)	$6,083	$2,210	$2,323	$651	$(2,874)	$2,310	$1,542	$2,368	$3,910
+ Depreciation and amortization	1,207	1,278	1,366	1,385	5,236	1,368	1,338	1,389	1,451	5,546	1,484	1,496	2,980
- Interest income [1]	35	44	56	74	209	49	55	65	61	230	55	51	106
+ Interest expense and amortization of debt discount	263	271	283	291	1,108	273	295	334	354	1,256	350	360	710
- Foreign exchange gains (losses), net [1,2]	(156)	(45)	(113)	82	(232)	(85)	(170)	(123)	(79)	(457)	(98)	(57)	(155)
- Significant items [3]	(975)	1,878	(616)	(1,951)	(1,664)	(727)	(322)	(789)	(4,989)	(6,827)	(1,452)	(1,446)	(2,898)
Operating EBITDA (non-GAAP)	$3,949	$3,958	$3,022	$3,185	$14,114	$4,614	$4,393	$3,221	$3,938	$16,166	$4,871	$5,676	$10,547

1.	Included in "Sundry income (expense) - net."

2.
Excludes a $50 million pretax foreign exchange loss significant item related to adjustments to foreign currency exchange contracts for the change in the U.S. tax rate during the three months ended March 31, 2018 and the six months ended June 30, 2018.

3.	For the periods prior to the Merger, significant items exclude the impact of one-time transaction costs directly attributable to the Merger and reflected in the pro forma adjustments.

Significant Items (Pretax)	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended		Six Months Ended
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Jun 30, 2018
In millions	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	As Reported	Pro Forma	As Reported	As Reported	As Reported
Impact of Dow Corning ownership restructure	$—	$2,318	$(212)	$—	$2,106	$—	$—	$—	$—	$—	$—	$(41)	$(41)
Litigation related charges, awards and adjustments	(1,235)	—	—	27	(1,208)	(469)	137	—	—	(332)	—	—	—
Asbestos-related charge	—	—	—	(1,113)	(1,113)	—	—	—	—	—	—	—	—
Integration and separation costs	(23)	(70)	(160)	(223)	(476)	(242)	(296)	(459)	(502)	(1,499)	(457)	(558)	(1,015)
Restructuring, goodwill impairment and asset related charges - net	(78)	(366)	(175)	(557)	(1,176)	(152)	(148)	(180)	(3,114)	(3,594)	(262)	(189)	(451)
Settlement and curtailment items	—	—	—	382	382	—	—	—	(892)	(892)	—	—	—
Net gains on divestitures	369	6	—	—	375	162	7	227	635	1,031	20	24	44
Environmental charges	—	—	—	(295)	(295)	—	—	—	—	—	—	—	—
Transaction costs and productivity actions	(31)	(40)	(69)	(55)	(195)	(26)	(22)	(10)	—	(58)	—	—	—
Charge for the termination of a terminal use agreement	—	—	—	(117)	(117)	—	—	—	—	—	—	—	—
Customer claims adjustment/recovery	23	30	—	—	53	—	—	—	—	—	—	—	—
Merger-related inventory step-up amortization	—	—	—	—	—	—	—	(367)	(1,116)	(1,483)	(703)	(682)	(1,385)
Income tax related items	—	—	—	—	—	—	—	—	—	—	(50)	—	(50)
Total significant items	$(975)	$1,878	$(616)	$(1,951)	$(1,664)	$(727)	$(322)	$(789)	$(4,989)	$(6,827)	$(1,452)	$(1,446)	$(2,898)

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